UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010

ARCHIPELAGO LEARNING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34555	27-0767387
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

3400 Carlisle St., Suite 345
Dallas, Texas	75204
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (800) 419-3191
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.
Item 9.01. Financial Statements and Exhibits
EX-99.1
EX-99.2

Item 7.01 Regulation FD.
     On June 10, 2010, Archipelago Learning, Inc. (the “Company”) issued a press release announcing, among other things, the signing and closing of the acquisition of Educationcity Limited (“Educationcity”) by a wholly owned indirect subsidiary of the Company (the “Acquisition”) and the related borrowings under an amendment to the Company’s credit facility. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     On June 10, 2010, at 8:00 a.m. Eastern Daylight Time, the Company plans to host conference call to discuss the Acquisition. A summary presentation to be presented in the conference call is attached as Exhibit 99.2 hereto and incorporated herein by reference.
     The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.
     The press release and the presentation related to the conference call, attached hereto as Exhibits 99.1 and 99.2, respectively, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements regarding the acquisition of EducationCity and revised outlook as well as any statements other than statements of historical fact are considered forward-looking statements and reflect current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. The words “guidance,” “anticipate,” “estimate,” “expect,” “project,” “forecast,” “plan,” “intend,” “believe,” “may,” “should,” “likely,” “future,” and other words and terms of similar meaning are used to identify forward-looking statements. These forward-looking statements are based on assumptions that we have made in light of our industry experience and on our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. These statements are not guarantees of performance or results. They are subject to risks and uncertainties (some of which are beyond our control), which could cause actual results to vary materially from the forward-looking statements contained in this release. Although we believe that these forward-looking statements are based on reasonable assumptions, many factors could cause actual results to vary materially from those anticipated in such forward-looking statements. Certain of these risk factors are discussed in the Company’s filings with the Securities and Exchange Commission and include, but are not limited to (i) risks associated with the acquisition of EducationCity, including our ability to successfully integrate EducationCity, our ability to retain customers and employees, the risk that the expected revenue or business benefits will not materialize, the potential for undisclosed or unanticipated liabilities, the sufficiency of the holdback to cover any claims, risks associated with the increase in our indebtedness and the decrease in our cash balances and the potential for future impairment charges or other accounting adjustments related to the acquisition, (ii) our customers’ reliance on, and the availability of, state, local and federal funding; (iii) competitive factors, including large publishers aggressively entering our markets and new competitors more easily entering our markets if national educational standards are adopted; (iv) legislation and regulation, including changes in or the repeal of legislation that mandates state educational standards and annual assessments; (v) difficulty in evaluating our current and future business prospects because of our recent rapid growth; (vi) web-based education failing to achieve widespread acceptance by students, parents, teachers, schools and other institutions; (vii) lower customer renewal rates or a decrease in sales for our Study Island products; (viii) decisions at district or state levels to use our competitors’ products rather than ours, (ix) seasonal fluctuations, (x) system or network disruptions and technology issues, (xi) delays in product development or product releases and the success of new product introductions, (xii) acquisition related risks, (xiii) intellectual property related risks, (xi) our ability to retain key employees, (xiv) risks related to our indebtedness, (xiv) legal risks, and (xv) risks related to global and U.S. economic conditions.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated as of June 10, 2010 by Archipelago Learning, Inc. regarding the acquisition of Educationcity Ltd.

99.2	Summary Presentation of Archipelago Learning, Inc., dated June 10, 2010.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2010	ARCHIPELAGO LEARNING, INC.
	By:	/s/ Tim McEwen
		Name:	Tim McEwen
		Title:	Chief Executive Officer